UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management (Americas) Inc. 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2008

Item 1. Reports to Stockholders.

Strategic Global Income
Fund, Inc.
Semiannual Report
May 31, 2008

Strategic Global Income Fund, Inc.

July 15, 2008

Dear shareholder,
We present you with the semiannual report for Strategic Global Income Fund, Inc. (the “Fund”) for the six months ended May 31, 2008.

Performance
Over the six months ended May 31, 2008, the Fund returned 4.62% on a net asset value basis, compared with the 2.29% median net asset value return for the Fund’s peer group, the Lipper Global Income Funds, and the 3.55% return for the Fund’s benchmark, the Strategic Global Benchmark(1) (the “Index”). On a market price basis, the Fund returned 9.49% over the six-month period, compared with its Lipper peer group’s median market price return of 6.21% over the same time period. (For more performance information, please refer to “Performance at a glance” on page 7.)
Strategic Global Income Fund, Inc.

Investment goals:
Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:
Portfolio management team, including Uwe Schillhorn UBS Global Asset Management (Americas) Inc.

Commencement:
February 3, 1992

NYSE symbol:
SGL

Distribution payments:
Monthly

The Fund’s strong performance was driven by a shorter-than-benchmark duration positioning, which helped to reduce risk in a volatile market environment. Exposure to euro-denominated and euro-linked investments, which fared well in the face of the US dollar’s weakness, also benefited performance throughout the reporting period.

The Fund traded at a discount to its NAV throughout the entire reporting period.(2) At the end of the reporting period, it traded at a discount of

(1)	An unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index (WGBI)SM and 33% JPMorgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect fees and expenses.
(2)	A fund trades at a premium when the market price at which its shares trade is more than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Strategic Global Income Fund, Inc.

approximately 5%, which was lower than the median discount of its peers. During this time, the Fund did not use leverage. The use of leverage can increase the Fund’s volatility by magnifying both its gains and losses. In addition, it can lead to a wider range of returns for a fund and within a fund’s peer group over time.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How would you describe the global economic environment during the reporting period?
A.	Throughout the reporting period, subprime mortgage troubles, a significant increase in corporate bankruptcies, and inflation triggered by rising oil and food prices dampened expectations for global economic growth. While fears that a US recession would lead to a drastic global slowdown now seem overly pessimistic, global gross domestic product (“GDP”) forecasts were revised downward during the reporting period.

Throughout the reporting period, emerging markets countries generally enjoyed much stronger growth rates than their counterparts in developed countries. However, we do not believe that a divergence, or “decoupling” of emerging markets economies and developed economies is likely to occur. Going forward, we expect that the demand for commodities, as well as trade and capital flows, should link both developed and emerging markets countries to prevailing global economic trends.

Q.	How did the world’s bond markets perform over the six-month period?
A.	While some countries lowered their interest rates to support their economies, others took minimal action, if any. During the reporting period, US interest rates declined across the entire yield curve, while UK rates declined mostly on the short end of the curve. (The yield curve plots the relationship between the interest rate and the time to maturity of debt instruments.) In contrast, yields in the Eurozone and Japan remained relatively stable or increased slightly, especially as fears of a deep and prolonged US recession abated.

Emerging markets debt performed relatively well during the reporting period, as the asset class was considered to be a “safe haven” for investors. For the first time in history, the volatility of emerging markets debt spreads—the difference between the yields paid on US Treasury bonds and emerging markets debt with similar maturities—was below that of investment grade credit. (In general, lower spreads are associated with lower levels of investor risk aversion.) At the end of the reporting

Strategic Global Income Fund, Inc.

period, emerging markets debt spreads, as measured by the EMBI Global Index, were approximately 261 basis points (2.61%) over US Treasury securities, and 400 basis points (4.00%) narrower than those of the Lehman Brothers US High Yield Index, an index comprised of non-investment grade securities. While emerging markets debt spreads widened overall, they did so less than other non-Treasury sectors, such as corporate bonds and mortgage-backed securities, during the period.

Emerging markets debt spreads peaked in early March 2008. This was triggered by a “flight to quality” as investors were drawn to the safety of US Treasury bonds amid the severe credit crunch and write-downs by financial institutions, including investment banks. Emerging markets debt spreads then narrowed in mid-March and in April as the Federal Reserve Board (the “Fed”) added massive amounts of liquidity into the financial system and helped to orchestrate the purchase of Bear Stearns by JPMorgan.

Q.	How did you position the Fund from a duration standpoint?
A.	To help reduce the Fund’s level of risk, we lowered the Fund’s duration in response to the market volatility that prevailed during the reporting period. We kept the Fund’s duration—which measures its sensitivity to interest rate change—lower than that of its benchmark throughout most of the reporting period, a stance which benefited performance.

Q.	Which currency strategies did you use during the reporting period?
A.	We reduced the Fund’s longstanding position in “carry trades” and in higher-yielding domestic markets. In a carry trade strategy, an investor sells a certain currency with a relatively low interest rate, and uses those funds to purchase a different currency yielding a higher interest rate.

During the period, the portion of the Fund invested in “local markets”—markets in which debt is denominated in local currency rather than in US dollars—remained stable. Throughout the reporting period, rising inflation within local markets triggered higher yields, adding to Fund performance. We believe that going forward, investments in local markets are likely to generate higher returns than investments in US dollar-denominated currencies.

Q.	Which holdings or strategies generated strong results over the period?
A.	The Fund’s more conservative investment approach, as demonstrated by its shorter spread duration, was one of its major performance

Strategic Global Income Fund, Inc.

drivers in recent months. Given the weakness of the US dollar, the Fund’s exposure to euro-denominated and euro-linked investments benefited performance, especially its holdings in several European countries.

Q.	Were there any particular strategies that didn’t work well for the Fund?
A.	Investments in Argentina hindered the Fund’s performance during the reporting period, especially when increasing risk aversion gripped that market, triggering increased volatility. A flight to quality had a particularly negative impact on countries with relatively weak monetary policies, such as Argentina. In addition, farmers’ ongoing protests of export taxes on agricultural products negatively impacted our holdings in Argentina. While market sentiment is currently negative on Argentina, we believe that fears of a technical default on its debt—which appears to be already priced in—are overstated. At the time of this writing, we are maintaining the Fund’s exposure to Argentina and expect an improvement as soon as policy changes materialize.

Q.	How was the Fund positioned at the end of the reporting period?
A.	We preferred to make investments in local markets in countries with balance surpluses as opposed to countries with deficits. Within these positions, the Fund was overweight short-duration positions and inflation-linked securities. At the same time, the Fund was underweight US dollar-denominated markets.

At the end of the reporting period, the Fund’s overall risk exposure was lower than it was at the beginning of the period. We reduced the Fund’s risk exposure during the first quarter of 2008, primarily by paring the Fund’s exposure to countries that we believed to be susceptible to increased economic or political risks.

Q.	What is your outlook for the economy and fixed income markets?
A.	In our opinion, fixed income market pricing appears to be in line with expectations of a prolonged recessionary environment. However, we consider the most likely scenario to be a period of weaker economic growth, not a deep recession.

Many emerging markets countries have experienced strong fundamental improvements in recent years. As a result, we believe the impact of a weakening global economy should be more limited in these countries than in the past. In our opinion, the fundamentals in many emerging

Strategic Global Income Fund, Inc.

markets countries remain favorable, and we do not expect spreads to either widen or narrow significantly in the near term. While we expect that volatility in the asset class could increase, we believe this is more likely to be caused by another bout of investor risk aversion than by deteriorating fundamentals within emerging markets countries.

Looking ahead, we plan to continue to pursue our disciplined investment approach and seek out attractively valued securities. Spreads of some corporate and quasi-sovereign bonds have widened significantly more than those of their sovereign counterparts, and we believe that these securities could provide opportunities for the Fund. Also, we hope to find opportunities in local markets, as they appear to be more attractive than their US dollar-denominated counterparts at this time. We plan to continue to monitor these situations closely, and anticipate that we will increase the Fund’s allocations to these areas once the global credit crisis has stabilized.

Strategic Global Income Fund, Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information on the UBS family of funds, please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,
Kai R. Sotorp
President
Strategic Global Income Fund, Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.
Uwe Schillhorn, CFA
Portfolio Management Team Member
Strategic Global Income Fund, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended May 31, 2008. The views and opinions in the letter were current as of July 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/08

Net asset value returns	6 months	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	4.62%	7.01%	7.17%	8.27%

Lipper Global Income Funds median	2.29	3.14	8.49	8.48

Market price returns

Strategic Global Income Fund, Inc.	9.49%	(1.48)%	3.79%	9.23%

Lipper Global Income Funds median	6.21	(0.09)	8.10	9.74

Index returns

Strategic Global Benchmark(1)	3.55%	12.25%	7.17%	7.92%

Citigroup World Government Bond Index (WGBI)SM(2)	4.03%	15.79%	5.95%	6.51%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	An unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index (WGBI)SM and 33% JPMorgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect fees and expenses.

(2)	The Citigroup World Government Bond Index (WGBI)SM is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Investors should note that indices do not reflect fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics*	05/31/08	11/30/07	05/31/07

Net assets (mm)	$207.8	$208.1	$211.8

Weighted average maturity	4.89 yrs	4.94 yrs	8.04 yrs

Modified duration†	2.9%	3.1%	5.2%

Currency exposure**	05/31/08	11/30/07	05/31/07

US dollar denominated	44.9%	44.9%	44.2%

Non US dollar denominated	55.1	55.1	55.8

Total	100.0%	100.0%	100.0%

Credit quality**	05/31/08	11/30/07	05/31/07

AAA	29.6%	37.8%	45.4%

AA	3.6	4.0	4.9

A	10.1	6.1	10.9

BBB	3.2	9.2	8.7

BB	3.5	4.2	3.2

B	8.2	8.9	0.8

CCC	0.4	0.2	1.0

D	0.6	0.7	0.7

Non-rated	21.8	17.3	13.6

Equity/preferred	1.2	1.4	0.6

Cash equivalents	12.5	11.4	9.8

Other assets, less liabilities	5.3	(1.2)	0.4

Total	100.0%	100.0%	100.0%

*	Characteristics will vary over time.

**	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

†	Modified duration is the change in price, expressed as a percentage, expected in response to each 1% change in yield of the portfolio’s holdings.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited) (concluded)

Top 10 countries/
supranationals
(other than
short-term
investments)***	05/31/08		11/30/07		05/31/07

United States	18.4%	United States	23.3%	United States	24.4%

Argentina	10.5	Germany	15.0	Germany	11.8

Malaysia	8.0	Argentina	9.9	Argentina	11.1

Germany	7.2	Malaysia	7.5	Malaysia	7.3

Italy	6.3	Sovereign/supranational	4.9	France	5.2

Sovereign/supranational	4.7	Russia	3.8	Turkey	4.8

Russia	3.9	Egypt	3.6	Sovereign/supranational	3.6

Spain	3.9	Italy	2.7	Egypt	3.4

France	2.9	France	2.7	Russia	3.0

Poland	2.1	Turkey	2.2	Italy	2.5

Total	67.9%		75.6%		77.1%

***	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Strategic Global Income Fund, Inc.

Industry diversification
As a percentage of net assets
As of May 31, 2008 (unaudited)

Bonds
US bonds
US corporate bonds
Commercial banks	1.02%
Consumer finance	1.40
Diversified financial services	2.45
Diversified telecommunication services	0.46
Household durables	0.90
Thrifts & mortgage finance	0.86

Total US corporate bonds	7.09
Asset-backed securities	0.52
Commercial mortgage-backed securities	0.43
Mortgage & agency debt securities	6.44
Stripped mortgage-backed security	0.00 (1)
US government obligations	3.89

Total US bonds	18.37

International bonds
International corporate bonds
Beverages	0.49
Commercial banks	3.54
Diversified financial services	3.85
Electric utilities	0.33
Pharmaceuticals	0.73
Real estate investment trust	6.76
Wireless telecommunication	0.35

Total international corporate bonds	16.05
Foreign government bonds	38.11
Sovereign/supranational bonds	4.73

Total international bonds	58.89

Total bonds	77.26
Warrants	1.03
Short-term investments	16.29
Options purchased	0.16

Total investments	94.74
Cash and other assets, less liabilities	5.26

Net assets	100.00%

(1)	Amount represents less than 0.005%.

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2008 (unaudited)

	Face
	amount	Value

Bonds—77.26%

US bonds—18.37%

US corporate bonds—7.09%
Bank One Corp.,
7.875%, due 08/01/10	$2,000,000	$2,133,202

Bear Stearns Cos. Inc.,
2.839%, due 05/18/10(1)	1,000,000	979,779

Citigroup, Inc.,
5.125%, due 02/14/11	2,000,000	2,005,976

Fortune Brands, Inc.,
5.375%, due 01/15/16	2,000,000	1,885,758

General Electric Capital Corp.,
6.000%, due 06/15/12	2,000,000	2,083,214

GMAC LLC,
6.875%, due 09/15/11	1,000,000	843,091

HSBC Finance Corp.,
6.750%, due 05/15/11	2,000,000	2,052,866

Residential Capital LLC,
8.125%, due 11/21/08(1)	975,000	897,000

Sprint Capital Corp.,
7.625%, due 01/30/11	1,000,000	967,500

Washington Mutual Preferred Funding LLC.,
9.750%, due 12/31/49(1),(2)	1,000,000	890,000

Total US corporate bonds (cost—$15,851,413)		14,738,386

Asset-backed securities—0.52%
First Franklin Mortgage Loan Asset Backed Certificates,
Series 06-FFB, Class A2,
2.523%, due 12/25/26(1)	495,137	148,541

Home Equity Mortgage Trust,
Series 06-3, Class A1,
5.161%, due 09/25/36(1)	291,825	116,730

Series 06-5, Class A1,
5.500%, due 01/25/37(3)	385,281	111,732

Merrill Lynch Mortgage Investors, Inc.,
Series 06-SL1, Class A,
2.573%, due 09/25/36(1)	109,884	42,031

Nomura Asset Acceptance Corp.,
Series 06-S4, Class A1,
2.563%, due 08/25/36(1)	903,497	331,470

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2008 (unaudited)

	Face
	amount		Value

Bonds—(continued)

US bonds—(continued)

Asset-backed securities—(concluded)
SACO I Trust,
Series 06-5, Class 2A1,
2.543%, due 05/25/36(1),(4)		$885,919	$321,971

Total asset-backed securities (cost—$2,882,921)			1,072,475

Commercial mortgage-backed securities—0.43%
Commercial Mortgage Acceptance Corp.,
Series 97-ML1, Class D,
6.856%, due 12/15/30(1)		71,603	71,423

Morgan Stanley Dean Witter Capital I,
Series 00-LIF2, Class A2,
7.200%, due 10/15/33		787,223	819,427

Total commercial mortgage-backed securities (cost—$985,365)			890,850

Mortgage & agency debt securities—6.44%
Citicorp Mortgage Securities, Inc.
Series 06-3, Class B1,
5.944%, due 06/25/36(1)		552,445	303,845

Countrywide Alternative Loan Trust,
Series 05-J2, Class 2A1,
7.500%, due 12/25/34		199,193	168,692

Credit Suisse Mortgage Capital Certificates,
Series 06-4, Class CB1,
5.753%, due 05/25/36(1)		951,334	166,483

Series 06-7, Class B1,
6.324%, due 08/25/36(1)		991,016	198,203

Federal Home Loan Mortgage Corp.,
5.750%, due 09/15/10	EUR	1,400,000	2,211,956

Federal National Mortgage Association Pool,
# 816594,
4.916%, due 02/01/35(1)		$1,288,813	1,302,551

IndyMac INDA Mortgage Loan Trust,
Series 07-AR1, Class B1,
5.824%, due 03/25/37(1)		448,487	179,395

JPMorgan Alternative Loan Trust,
Series 06-A5, Class 2A6,
5.800%, due 10/25/36(1)		6,492,000	5,168,841

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2008 (unaudited)

	Face
	amount		Value

Bonds—(continued)

US bonds—(concluded)

Mortgage & agency debt securities—(concluded)
Wells Fargo Mortgage Backed Securities Trust,
Series 06-18, Class B1,
6.000%, due 12/26/36		$3,954,286	$3,483,105

Series 06-AR12, Class 2B1,
6.100%, due 09/25/36(1)		498,514	199,405

Total mortgage & agency debt securities (cost—$15,185,171)			13,382,476

Stripped mortgage-backed security—0.00%(5)
Federal Home Loan Mortgage Corp.,
REMIC, Series 3033, Class OI, IO,
5.500%, due 10/15/22
(cost—$4,158)		265,088	2,641

US government obligations—3.89%
US Treasury Bonds,
4.750%, due 02/15/37		2,375,000	2,391,699

8.125%, due 08/15/19		2,500,000	3,326,367

US Treasury Notes,
3.625%, due 12/31/12		1,895,000	1,917,799

4.125%, due 05/15/15		435,000	445,535

Total US government obligations (cost—$8,240,220)			8,081,400

Total US bonds (cost—$43,149,248)			38,168,228

International bonds—58.89%

International corporate bonds—16.05%

Germany—1.61%
Kreditanstalt fuer Wiederaufbau,
4.625%, due 10/12/12	EUR	640,000	997,118

5.000%, due 07/04/11		1,500,000	2,355,825

			3,352,943

Ireland—0.34%
GE Capital European Funding,
4.625%, due 08/23/10	EUR	460,000	703,141

Italy—0.33%
Intesa Sanpaolo SpA,
6.375%, due 04/06/10	EUR	440,000	689,294

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2008 (unaudited)

	Face
	amount		Value

Bonds—(continued)

International bonds—(continued)

International corporate bonds—(concluded)

Malaysia—7.95%
Johor Corp.,
1.000%, due 07/31/09(4)	MYR	6,600,000	$2,464,815

1.000%, due 07/31/12(4)		38,240,000	14,044,938

			16,509,753

Netherlands—1.14%
E.ON International Finance BV,
5.125%, due 10/02/12	EUR	450,000	695,260

Rabobank Nederland NV,
4.125%, due 04/04/12		1,110,000	1,673,900

			2,369,160

Russia—3.10%
Dali Capital PLC for Bank of Moscow,
7.250%, due 11/25/09	RUB	115,000,000	4,818,948

Russian Agricultural Bank OJSC, Credit-Linked Note,
7.798%, due 02/16/11(2)		39,300,000	1,626,082

			6,445,030

United Kingdom—1.58%
AstraZeneca PLC,
5.400%, due 09/15/12		$1,500,000	1,528,932

SABMiller PLC,
6.500%, due 07/01/16(2)		1,000,000	1,028,353

Vodafone Group PLC,
3.625%, due 11/29/12	EUR	500,000	719,363

			3,276,648

Total international corporate bonds (cost—$28,409,446)			33,345,969

Foreign government bonds—38.11%

Argentina—9.47%
Argentina Prestamos Garantizadad,
3.130%, due 05/15/09(1)	ARS	1,960,124	1,771,292

3.130%, due 04/15/10(1)		2,000,000	645,473

Republic of Argentina,
2.000%, due 03/15/14(1)		3,600,000	1,379,700

2.000%, due 03/15/24(1)		2,600,000	448,927

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2008 (unaudited)

	Face
	amount		Value

Bonds—(continued)

International bonds—(continued)

Foreign government bonds—(continued)

Argentina—(concluded)
3.092%, due 08/03/12(1)		$19,170,000	$10,428,480

7.000%, due 03/28/11		210,000	187,950

7.000%, due 09/12/13		4,500,000	3,622,500

11.750%, due 04/07/09(6)		4,000,000	1,200,000

			19,684,322

Brazil—1.17%
Republic of Brazil, Credit-Linked Note,
6.000%, due 05/17/45(2)	BRL	2,530,000	2,432,471

Dominican Republic—1.56%
Republic of Dominica,
9.000%, due 03/31/10	DOP	120,000,000	3,238,938

El Salvador—1.10%
Republic of El Salvador,
7.750%, due 01/24/23		$2,040,000	2,284,800

France—2.85%
French Treasury Note,
3.500%, due 07/12/09	EUR	1,870,000	2,881,382

Government of France,
1.800%, due 07/25/40		2,194,962	3,035,426

			5,916,808

Germany—5.54%
Bundesobligation,
3.500%, due 10/10/08	EUR	1,200,000	1,861,953

Bundesschatzanweisungen,
3.750%, due 12/12/08		5,800,000	8,997,272

Deutsche Bundesrepublik,
6.250%, due 01/04/24		360,000	652,151

			11,511,376

Hungary—0.93%
Republic of Hungary,
7.000%, due 06/24/09	HUF	306,000,000	1,930,322

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2008 (unaudited)

	Face
	amount		Value

Bonds—(continued)

International bonds—(continued)

Foreign government bonds—(concluded)

Indonesia—0.80%
Republic of Indonesia,
9.500%, due 07/15/23	IDR	20,000,000,000	$1,664,363

Italy—5.93%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	EUR	3,540,000	4,530,571

4.250%, due 08/01/13		2,100,000	3,219,016

4.500%, due 05/01/09		1,450,000	2,256,424

6.500%, due 11/01/27		1,275,000	2,315,335

			12,321,346

Poland—2.12%
Republic of Poland,
5.750%, due 06/24/08	PLN	9,560,000	4,407,972

Russia—0.79%
Russian Federation,
7.500%, due 03/31/30(2),(3)		$410,215	465,713

7.500%, due 03/31/30(3)		1,034,250	1,174,176

			1,639,889

Spain—3.85%
Government of Spain,
5.150%, due 07/30/09	EUR	2,740,000	4,296,985

5.750%, due 07/30/32		2,160,000	3,701,334

			7,998,319

Turkey—2.00%
Republic of Turkey,
14.000%, due 01/19/11	TRY	3,120,000	2,394,782

Republic of Turkey, Credit-Linked Notes,
15.000%, due 02/11/10(2)		$1,800,000	1,759,266

			4,154,048

Total foreign government bonds (cost—$77,469,012)			79,184,974

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2008 (unaudited)

	Face
	amount		Value

Bonds—(concluded)

International bonds—(concluded)

Sovereign/supranational bonds—4.73%
Council of Europe Development Bank,
6.250%, due 01/23/12	AUD	3,000,000	$2,751,362

European Investment Bank,
5.375%, due 10/15/12	EUR	1,600,000	2,561,502

6.125%, due 05/21/10	AUD	4,850,000	4,513,611

Total sovereign/supranational bonds (cost—$8,996,442)			9,826,475

Total international bonds (cost—$114,874,900)			122,357,418

Total bonds (cost—$158,024,148)			160,525,646

	Number of
	warrants

Warrants—1.03%
Republic of Argentina, expires 12/15/35*(7)
(cost—$2,433,851)		27,250,000	2,144,644

	Face
	amount

Short-term investments—16.29%

Foreign government bonds—3.46%

Egypt—3.46%
Egypt Treasury Bill,
5.585%, due 11/25/08(8)
(cost—$7,117,693)	EGP	40,000,000	7,204,862

	Shares

Other—12.48%
UBS Supplementary Trust—
U.S. Cash Management Prime Fund,
2.644%(9),(10)
(cost—$25,920,818)		25,920,818	25,920,818

	Face
	amount

US government obligations—0.35%
US Treasury Bills,
2.383%, due 06/19/08(8),(11)
(cost—$729,151)		$730,000	729,344

Total short-term investments (cost—$33,767,662)			33,855,024

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2008 (unaudited)

	Number of
	contracts	Value

Options purchased—0.16%
3 Month Euro Euribor Interest Rate Futures,
strike @ EUR 95.75, expires June 2008*	135	$0

3 Month Euro Euribor Interest Rate Futures,
strike @ EUR 96.75, expires September 2009*	181	24,639

90 Day Sterling Interest Rate Futures,
strike @ GBP 94.63, expires June 2008*	135	0

90 Day Euro-Dollar Futures, strike @ USD 97.50,
expires June 2008*	104	1,300

Euro 1 Year Euro-Dollar Mid-Curve Futures,
strike @ USD 96.75, expires June 2008*	248	26,350

US Long Bond Futures, strike @ USD 113.00,
expires June 2008*	275	283,594

Total options purchased (cost—$627,608)		335,883

Total investments(12)—94.74% (cost—$194,853,269)		196,861,197

Cash and other assets, less liabilities—5.26%		10,920,439

Net assets—100.00%		$207,781,636

Notes to portfolio of investments

*	Non-income producing security.
(1)	Floating rate security—The interest rate shown is the current rate as of May 31, 2008.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, the value of these securities amounted to $6,575,803 or 3.16% of net assets.
(3)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of May 31, 2008. Maturity date disclosed is the ultimate maturity date.
(4)	Security is illiquid. These securities amounted to $16,831,724 or 8.10% of net assets at May 31, 2008.
(5)	Amount represents less than 0.005%.
(6)	Bond interest in default.
(7)	Security represents an equity claim linked to Argentina’s gross domestic product.
(8)	The rate shown is the effective yield at the date of purchase.
(9)	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2008 (unaudited)

	Value	Purchases during the six months ended	Sales during the six months ended	Value	Income earned from affiliate for the six months ended
Security description	11/30/07	05/31/08	05/31/08	05/31/08	05/31/08

UBS Supplementary
Trust—U.S. Cash
Management Prime
Fund	$23,377,429	$43,758,427	$41,215,038	$25,920,818	$392,433

(10)	The rate shown reflects the yield at May 31, 2008.
(11)	Security, or portion thereof, was delivered to broker to cover margin requirements for futures contracts.
(12)	The table below details the Fund’s transaction activity in an affiliated issuer for the six months ended May 31, 2008. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value 11/30/07	Purchases during the six months ended 05/31/08	Sales during the six months ended 05/31/08	Value 05/31/08	Net income earned from affiliate for the six months ended 05/31/08

UBS Private Money
Market Fund LLC	$364,670	$45,517	$410,187	$0	$612

IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
GMAC	General Motors Acceptance Corp.
OJSC	Open Joint Stock Company
REMIC	Real Estate Mortgage Investment Conduit

Currency type abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
TRY	New Turkish Lira
USD	United States Dollar

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2008 (unaudited)

Forward foreign currency contracts
Strategic Global Income Fund, Inc. had the following open forward foreign currency contracts as of May 31, 2008:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Australian Dollar	13,360,000	USD	12,483,584	12/01/08	$24,345

Brazilian Real	3,870,000	USD	2,228,621	08/20/08	(103,523)

Canadian Dollar	17,430,000	USD	17,663,154	12/01/08	140,263

Euro	20,155,000	USD	31,425,172	12/01/08	362,801

Great Britain Pound	10,610,000	USD	20,668,280	12/01/08	(49,407)

New Zealand Dollar	15,635,000	USD	11,940,450	12/01/08	47,826

New Turkish Lira	5,119,520	USD	3,962,477	08/27/08	(99,845)

New Taiwan Dollar	128,700,000	USD	4,238,851	08/20/08	(19,923)

Ukrainian Hryvnia	2,070,000	USD	366,372	05/18/09	(21,752)

United States Dollar	4,197,948	ARS	15,323,500	11/16/09	9,050

United States Dollar	1,084,185	CAD	1,080,000	12/01/08	1,571

United States Dollar	13,486,098	CHF	13,860,000	12/01/08	(175,131)

United States Dollar	29,888,454	JPY	3,054,600,000	12/01/08	(626,544)

United States Dollar	2,132,401	MXN	22,680,000	12/01/08	12,265

United States Dollar	4,514,491	MYR	14,487,000	08/20/08	(47,165)

United States Dollar	4,149,811	SAR	15,490,000	06/25/08	(18,134)

United States Dollar	14,771,244	SEK	88,270,000	12/01/08	(213,690)

United States Dollar	4,836,407	SGD	6,525,000	12/01/08	(14,190)

United States Dollar	17,578,431	TWD	537,900,000	08/20/08	221,062

United States Dollar	372,973	UAH	2,070,000	05/18/09	15,150

United States Dollar	3,911,220	ZAR	31,660,000	12/01/08	51,709

Net unrealized depreciation on forward foreign currency contracts					$(503,262)

Currency type abbreviations:
ARS	Argentine Peso
CAD	Canadian Dollar
CHF	Swiss Franc
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
SAR	Saudia Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2008 (unaudited)

Futures contracts
Strategic Global Income Fund, Inc. had the following open futures contracts as of May 31, 2008:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US treasury futures buy contracts:
90 Day Euro-Dollar,
9 contracts	June 2008	$2,192,527	$2,189,194	$(3,333)

10 Year US Treasury Notes,
222 contracts	June 2008	25,789,476	25,297,594	(491,882)

US Long Bond,
123 contracts	September 2008	13,947,149	13,960,500	13,351

US treasury futures sell contracts:
2 Year US Treasury Notes,
277 contracts	June 2008	(58,792,812)	(58,637,437)	155,375

2 Year US Treasury Notes,
26 contracts	September 2008	(5,477,426)	(5,476,250)	1,176

5 Year US Treasury Notes,
121 contracts	June 2008	(13,852,418)	(13,404,531)	447,887

Net unrealized appreciation on futures contracts				$122,574

The segregated aggregate market value of investments delivered to cover margin requirements for open futures positions at May 31, 2008 was $729,344.

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2008 (unaudited)

Options written
Strategic Global Income Fund, Inc. had the following open options written as of May 31, 2008:

	Expiration	Premiums
	dates	received	Value

Call options written
90 Day Sterling Interest Rate
Futures, 135 contracts,
strike @ GBP 94.75	June 2008	$40,288	$—

90 Day Euro-Dollar
Futures, 206 contracts,
strike @ USD 97.00	September 2008	123,275	66,950

1 Year Euro-Dollar Mid-Curve
Futures, 248 contracts,
strike @ USD 97.00	June 2008	67,808	7,750

1 Year Euro-Dollar Mid-Curve
Futures, 248 contracts,
strike @ USD 96.50	June 2008	49,208	120,900

3 Month Euro Euribor Interest
Rate Futures, 135 contracts,
strike @ EUR 95.87	June 2008	58,151	—

		$338,730	$195,600

Currency type abbreviations:
EUR	Euro
GBP	Great Britain Pound
USD	United States Dollar

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of assets and liabilities—May 31, 2008 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$168,932,451)	$170,940,379

Investments in securities of affiliated issuers, at value (cost—$25,920,818)	25,920,818

Total investments (cost—$194,853,269)	196,861,197

Foreign currency, at value (cost—$9,277,671)	9,542,356

Interest receivable	2,553,249

Variation margin receivable	1,150,005

Outstanding swap agreements, at value	1,310,743

Unrealized appreciation on forward foreign currency contracts	886,042

Other assets	131,176

Total assets	212,434,768

Liabilities:
Outstanding swap agreements, at value	1,753,254

Unrealized depreciation on forward foreign currency contracts	1,389,304

Due to custodian	1,078,662

Options written, at value (premiums received—$338,730)	195,600

Payable to investment advisor and administrator	136,660

Directors’ fees payable	1,754

Accrued expenses and other liabilities	97,898

Total liabilities	4,653,132

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized; 18,258,828 shares issued and outstanding	206,099,103

Distributions in excess of net investment income	(6,987,652)

Accumulated net realized gain from investment transactions	7,001,947

Net unrealized appreciation of investments, futures, swaps, forward foreign currency contracts, options written and other assets and liabilities denominated in foreign currencies	1,668,238

Net assets	$207,781,636

Net asset value per share	$11.38

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of operations

For the six
months ended
May 31, 2008
(unaudited)

Investment income:
Interest income, net of foreign withholding taxes of $17 (includes $392,433 earned from an affiliated entity)	$6,400,360

Securities lending income (all of which was earned from an affiliated entity)	612

Total income	6,400,972

Expenses:
Investment advisory and administration fees	1,013,415

Custody and accounting fees	87,182

Professional fees	53,427

Reports and notices to shareholders	35,237

Listing fees	11,908

Transfer agency fees	10,147

Directors’ fees	8,357

Insurance expenses	3,069

Other expenses	10,688

Total expenses	1,233,430

Net investment income	5,167,542

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	(398,733)

Futures	127,285

Options written	39,768

Swap agreements	1,075,421

Forward foreign currency contracts and foreign currency transactions	5,762,149

Net change in unrealized appreciation/(depreciation) of:
Investments	(3,150,483)

Futures	111,301

Options written	147,406

Swap agreements	(331,800)

Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	1,042,468

Net realized and unrealized gain from investment activities	4,424,782

Net increase in net assets resulting from operations	$9,592,324

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of changes in net assets

	For the six
	months ended	For the
	May 31, 2008	year ended
	(unaudited)	November 30, 2007

From operations:
Net investment income	$5,167,542	$8,142,604

Net realized gain (loss) from investments	(398,733)	3,450,147

Net realized gain from futures	127,285	2,532,642

Net realized gain from swap agreements	1,075,421	149,670

Net realized gain from options written	39,768	—

Net realized gain (loss) from forward foreign currency contracts and foreign currency transactions	5,762,149	(577,936)

Net change in unrealized appreciation/(depreciation) of:
Investments	(3,150,483)	(3,498,228)

Futures	111,301	(72,384)

Swap agreements	(331,800)	(316,351)

Options written	147,406	(4,276)

Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	1,042,468	(1,238,400)

Net increase in net assets resulting from operations	9,592,324	8,567,488

Dividends and distributions to shareholders from:
Net investment income	(8,442,882)	(11,118,076)

Net realized gains	(1,433,318)	(5,782,295)

Total dividends and distributions to shareholders	(9,876,200)	(16,900,371)

Net decrease in net assets	(283,876)	(8,332,883)

Net assets:
Beginning of period	208,065,512	216,398,395

End of period	$207,781,636	$208,065,512

Distributions in excess of net investment income	$(6,987,652)	$(3,712,312)

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the six months ended May 31, 2008 (unaudited)

Net asset value, beginning of period	$11.40

Net investment income	0.28*

Net realized and unrealized gains (losses) from investment activities	0.24

Net increase from investment operations	0.52

Dividends from net investment income	(0.46	)(3)

Distributions from net realized gains	(0.08	)(3)

Distributions from paid-in-capital	—

Total dividends and distributions	(0.54)

Net asset value, end of period	$11.38

Market price per share, end of period	$10.81

Total net asset value return(1)	4.62%

Total market price return(2)	9.49%

Ratios/supplemental data:
Net assets, end of period (000’s)	$207,782

Ratio of expenses to average net assets	1.17	%(4)

Ratio of net investment income to average net assets	4.92	%(4)

Portfolio turnover	38%

*	Calculated using the average shares method.
(1)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at the net asset value but only at market prices.
(2)	Total market price return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
(3)	The actual sources of the Fund’s fiscal year 2008 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2008 fiscal year.
(4)	Annualized.

See accompanying notes to financial statements

For the years ended November 30,

2007	2006	2005	2004	2003

$11.85	$11.47	$13.12	$12.93	$12.15

0.45*	0.51	0.54	0.54	0.53

0.03	0.80	(0.28)	0.94	1.53

0.48	1.31	0.26	1.48	2.06

(0.61)	(0.83)	(1.17)	(1.29)	(0.78)

(0.32)	(0.10)	(0.63)	—	(0.33)

—	—	(0.11)	—	(0.17)

(0.93)	(0.93)	(1.91)	(1.29)	(1.28)

$11.40	$11.85	$11.47	$13.12	$12.93

$10.38	$11.67	$10.56	$14.60	$14.44

4.22%	11.89%	1.85%	12.10%	17.53%

(3.45)%	19.70%	(17.37)%	10.89%	23.18%

$208,066	$216,398	$209,404	$239,538	$236,102

1.22%	1.23%	1.22%	1.16%	1.19%

3.86%	4.43%	4.43%	4.21%	4.15%

103%	74%	113%	189%	49%

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2008 (unaudited)

Organization and significant accounting policies
Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange,

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2008 (unaudited)

the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Foreign currency exchange rates are generally determined as of the close of the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

In September 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2008 (unaudited)

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s assets.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total

Assets
Securities	$0	$179,693,590	$16,831,724	$196,525,314

Derivatives	913,817	2,196,785	0	3,110,602

Total	$913,817	$181,890,375	$16,831,724	$199,635,916

Liabilities
Securities sold short	$0	$0	$0	$0

Derivatives	(939,838)	(3,142,558)	0	(4,082,396)

Total	$(939,838)	$(3,142,558)	$0	$(4,082,396)

The following is a rollforward of the Fund’s assets that were valued using unobservable inputs for the period:

	Securities	Derivatives	Total

Assets
Beginning balance	$15,518,620	$0	$15,518,620

Total gains or losses (realized/unrealized) included in earnings	991,133	0	991,133

Purchases, sales, issuances, and settlements (net)	0	0	0

Transfers in and/or out of Level 3	321,971	0	321,971

Ending balance	$16,831,724	$0	$16,831,724

The amount of total gains or losses for the period
included in earnings attributable to the change in
unrealized gains or losses relating to assets and
liabilities still held at 05/31/08.	$845,390	$0	$845,390

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). This standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2008 (unaudited)

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2008 (unaudited)

in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency, credit default and total return swap agreements. The Fund expects to enter into these transactions to

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2008 (unaudited)

preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2008 (unaudited)

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2008 (unaudited)

At May 31, 2008, the Fund had outstanding interest rate swap agreements with the following terms:

						Payments
				Payments		received
	Notional		Termination	made by		by the
Counterparty	amount		dates	the Fund		Fund	Value

Citigroup	USD	103,000,000	07/03/08	2.6838	%(1)	2.7310%	$12,273

Citigroup	USD	107,000,000	07/03/08	2.6838	(1)	2.6375	(12,480)

Citigroup	USD	106,000,000	08/02/08	2.8500	(1)	2.5800	(74,383)

Deutsche
Bank AG	USD	103,000,000	06/12/08	2.9013	(1)	2.9200	4,931

Deutsche
Bank AG	USD	106,000,000	07/09/08	2.7100	(1)	2.6500	(16,032)

Goldman Sachs
International	USD	103,000,000	06/12/08	2.9013	(1)	2.9225	5,589

Goldman Sachs
International	USD	6,400,000	03/17/10	2.5788	(1)	2.6212	(81,171)

JPMorgan
Chase Bank	AUD	85,500,000	08/24/11	—	(2)	6.7500	(918,883)

JPMorgan
Chase Bank	AUD	22,500,000	08/24/19	6.5700		— (3)	775,002

Merrill Lynch	USD	103,000,000	06/05/08	3.0144	(1)	2.9725	(11,019)

Merrill Lynch	USD	106,000,000	07/09/08	2.7100	(1)	2.6500	(16,032)

Merrill Lynch	USD	62,800,000	03/15/10	—	(4)	3.1926	(202,938)

Merrill Lynch	USD	13,700,000	08/31/12	—	(2)	3.3652	(393,893)

Merrill Lynch	USD	17,800,000	02/15/15	4.1943		— (4)	257,645

Merrill Lynch	USD	7,900,000	05/15/16	4.1717		— (4)	201,218

							$(470,173)

(1)	Rate based on 3 month LIBOR (USD BBA).
(2)	Rate based on 3 month BBSW. This is a forward starting trade and, as such, a floating rate has not been assigned as of May 31, 2008.
(3)	Rate based on 6 month BBSW. This is a forward starting trade and, as such, a floating rate has not been assigned as of May 31, 2008.
(4)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of May 31, 2008.
BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
LIBOR	London Interbank Offered Rate

Currency type abbreviations:
AUD	Australian Dollar
USD	United States Dollar

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2008 (unaudited)

At May 31, 2008, the Fund had outstanding credit default swap agreements with the following terms:

				Payments		Payments
	Notional		Termination	made by		received by
Counterparty	amount		dates	the Fund		the Fund		Value

Credit Suisse	USD	4,000,000	05/20/12	—	(1)	3.3000	%(2)	$42,017

Goldman Sachs
International	USD	1,750,000	09/20/08	—	(3)	6.0000	(2)	12,069

Merrill Lynch	USD	900,000	06/20/13	2.6500	%(2)	—	(4)	(26,424)

								$27,662

(1)	Payment of notional amount to the counterparty will be made upon the occurrence of a credit event with respect to the Development Bank of Kazakhstan 7.375% bond, due 11/12/13.
(2)	Payments are based on the notional amount.
(3)	Payment of notional amount to the counterparty will be made upon the occurrence of a credit event with respect to the Countrywide Home Loans Inc. 4.000% bond, due 03/22/11.
(4)	Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM.9 Index.

Currency type abbreviation:
USD	United States Dollar

Option writing—The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2008 (unaudited)

originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the six months ended May 31, 2008 for the Fund was as follows:

		Amount of
	Number of	premiums
	contracts	received

Options outstanding at November 30, 2007	204	$200,999

Options written	1,843	681,603

Options terminated in closing purchase transactions	(1,075)	(543,872)

Options expired prior to exercise	—	—

Options outstanding at May 31, 2008	972	$338,730

Purchased options—The Fund may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2008 (unaudited)

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. At May 31, 2008, the Fund owed UBS Global AM $136,660 in investment advisory and administration fees.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended May 31, 2008, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $6,609,295. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2008 (unaudited)

from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC is the lending agent. For the six months ended May 31, 2008, UBS Securities LLC earned $189 in compensation as the Fund’s lending agent. At May 31, 2008, the Fund owed UBS Securities LLC $160 in compensation as the Fund’s lending agent. At May 31, 2008, there were no securities on loan and no related collateral outstanding.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at May 31, 2008. For the six months ended May 31, 2008 and for the year ended November 30, 2007, there were no transactions involving common stock.

Purchases and sales of securities
For the six months ended May 31, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $67,499,150 and $85,342,620, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2008 (unaudited)

distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended November 30, 2007 was as follows:

Distributions paid from:	2007

Ordinary income	$12,824,898

Net long-term capital gains	4,075,473

$16,900,371

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending November 30, 2008.

For federal income tax purposes, which was substantially the same as book purposes, the tax cost of investments and the components of net unrealized appreciation of investments at May 31, 2008 were as follows:

Tax cost of investments	$194,853,269

Gross unrealized appreciation	12,224,762

Gross unrealized depreciation	(10,216,834)

Net unrealized appreciation	$2,007,928

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset value of the Fund.

As of and during the six months ended May 31, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended November 30, 2007 remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Fund for the six months ended May 31, 2008.

Strategic Global Income Fund, Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2008. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2009. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Strategic Global Income Fund, Inc.

General information (unaudited)

The Fund
Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information
The Fund’s NYSE trading symbol is “SGL.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Shareholder meeting information
An annual meeting of shareholders of the Fund was held on March 27, 2008. At the meeting, Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as board members until the next annual meeting of shareholders, or until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Richard Q. Armstrong	15,622,037.614	329,541.425

Alan S. Bernikow	15,625,645.614	325,933.425

Richard R. Burt	15,631,077.614	320,501.425

Bernard H. Garil	15,623,007.614	328,571.425

Meyer Feldberg	15,636,859.614	314,719.425

Heather R. Higgins	15,664,619.614	286,959.425

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Strategic Global Income Fund, Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions

Strategic Global Income Fund, Inc.

General information (unaudited)

declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Distribution policy
The Fund’s Board adopted a managed distribution policy in May 1998, which was revised effective January 2000 and again in May 2005. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund

Strategic Global Income Fund, Inc.

General information (unaudited)

made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses. The Fund’s Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global Asset Management (Americas) Inc., the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Uwe Schillhorn
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope

“Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	July 30, 2008